Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes [Text Block]
10.	Income taxes

The Company accounts for income taxes under ASC 740, "Income Taxes". Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Income tax expense differs from the amount that would result from applying the U.S. federal and state income tax rates to earnings before income taxes.

Pursuant to ASC 740 the potential benefit benefit of net operating loss carry forwards has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years.

The Company is subject to United States and Canadian federal and state income taxes at an approximate rate of 34%. The reconciliation of the provision for income taxes at Canadian and United States statutory rates compared to the Company’s income tax expense as reported is as follows:

	2011	2010	2009

Loss before income taxes	$(228,984)	$(441,917)	$(225,954)
Income tax rate	34%	34%	34%
Income tax recovery	(77,800)	(150,252)	(76,800)
Permanent differences	(1,394)	130,895	(39,126)
Expired losses	149,600	-	-
Valuation allowance change	(70,406)	19,357	115,926

Deferred income tax (recovery)	$-	$-	$-

Future income taxes arise from temporary differences in the recognition of income and expenses for financial reporting and tax purposes. The significant components of future income tax assets and liabilities are as follows:

	2011	2010	2009

Total deferred tax assets	$1,847,300	$1,917,706	$1,898,349
Valuation allowance	(1,847,300)	(1,917,706)	(1,898,349)

Net deferred tax assets	$-	$-	$-
Deferred income tax (liability)	$-	$-	$-

The Company has recognized a valuation allowance for the deferred tax assets for which it is more likely than not that the realization will not occur. The valuation allowance is reviewed periodically. When circumstance change and this causes a change in management's judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

The net operating loss carryforwards for income tax purposes are approximately $5,433,000 and will begin to expire in 2012.

Pursuant to Section 382 of the Internal Revenue Code, use of the Company’s net operating loss carryforwards may be limited if the Company experiences a cumulative change in ownership of greater than 50% in a moving three year period. Ownership changes could impact the Company’s ability to utilize net operating losses and credit carryforwards remaining at the ownership change date. The limitation will be determined by the fair market value of common stock outstanding prior to the ownership change, multiplied by the applicable federal rate. The Canadian non-capital loss carryforwards may also be limited by a change in Company ownership.